CALVERT RESPONSIBLE MUNICIPAL INCOME FUND

Supplement to Prospectus dated May 1, 2021

1.    The following replaces “Portfolio Managers” under “Management” in “Fund Summary”:

Portfolio Managers

Cynthia J. Clemson, Vice President of CRM, has managed the Fund since December 2016.

William J. Delahunty, Jr., Vice President of CRM, has managed the Fund since October 1, 2021.

2.    The following replaces the sixth paragraph under “Management.” in “Management and Organization”:

The portfolio managers of the Fund are Cynthia J. Clemson (since December 2016) and William J. Delahunty, Jr. (since October 1, 2021). Ms. Clemson and Mr. Delahunty are Vice Presidents of CRM and have been employed by the Eaton Vance organization for more than five years. Ms. Clemson and Mr. Delahunty also manage other funds and portfolios.

October 1, 2021	39668 10.1.21

CALVERT RESPONSIBLE MUNICIPAL INCOME FUND

Supplement to Statement of Additional Information dated May 1, 2021

The following replaces the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Cynthia J. Clemson
Registered Investment Companies	10	$4,536.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$247.5	0	$0
William J. Delahunty, Jr.(1)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

(1) As of July 31, 2021

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Calvert Family of Funds
Cynthia J. Clemson	$50,001 - $100,000	$100,001 - $500,000
William J. Delahunty, Jr.(1)	None	$100,001 - $500,000

(1) As of July 31, 2021

October 1, 2021